UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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|_|	Soliciting Material Pursuant to §240.14a-12

BlackRock Preferred Opportunity Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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August 7, 2009

Dear Shareholder:

On or about July 17, 2009, BlackRock Preferred Opportunity Trust (“BPP”) mailed a joint proxy statement to you describing the matters to be voted on at the joint annual meeting of the BlackRock Closed-End Funds listed in Annex A (each, a “Fund”), which will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, New York 10055, on Wednesday, August 26, 2009, at 12:30 p.m. (Eastern time).

The purpose of the meeting is to seek shareholder approval of nominees to the Board of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each Fund. At a meeting of the Boards held on May 28-29, 2009, each Board approved the proposed nominees on behalf of its Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they are experienced in overseeing investment companies and are familiar with the Funds and their investment advisers and that their election is in your best interests. The Fund’s joint annual meeting is less than one month away. If you have not already voted, we urge you to do so promptly. Enclosed herewith is a duplicate copy of the proxy card.

The Board Members responsible for your Fund recommend that you vote “FOR” the Board Nominees for your Fund. However, before you vote, please read the full text of the proxy statement for an explanation of the proposal.

Your vote is important. Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope. If you already returned a validly executed proxy card, your votes will be recorded unless you submit a subsequent proxy or you otherwise revoke your prior proxy. If you have not voted or wish to change your vote, please mark, date and execute the enclosed proxy card and mail it promptly in the enclosed envelope.

You received the joint proxy statement and this supplement to the joint proxy statement because you were a shareholder of record of BPP on June 29, 2009 (the “Record Date”). Certain other BlackRock Closed-End Funds will also hold their annual meeting at the place and date stated above. If you were also a shareholder of record on June 29, 2009 of one or more of those other funds, you should have received a separate proxy statement and proxy card relating to those funds. Please sign, date and return each proxy card you receive. If you have any questions about the proposal to be voted on, please call The Altman Group, Inc., the firm assisting us in the solicitation of proxies, at 1-866-796-7185.

Sincerely,

Howard B. Surloff
Secretary of the Fund

BlackRock Closed-End Funds
100 Bellevue Parkway Wilmington, DE 19809 (800) 441-7762

* * *

Supplemental Information

The information set forth below amends and supplements the definitive joint proxy statement of the Funds, dated July 17, 2009, in connection with the joint annual meeting. The supplemental information contained below is incorporated by reference into the joint proxy statement. To the extent supplemental information differs from, updates, or conflicts with information in the joint proxy statement, the supplemental information governs.

The number of outstanding shares of auction market preferred shares (“AMPS”) of BPP were incorrectly reported as 4,416 on page A-1 of Appendix A “Fund Information” of the joint proxy statement. As of the Record Date, the correct number of outstanding AMPS for BPP was 2,817.

Appendix B “Compensation of the Board Members” of the joint proxy statement is restated in its entirety as set forth in Annex B to correct the amount of deferred compensation of certain Board Members and reflect additional disclosure regarding compensation.

The table beginning on page C-1 of Appendix C “Equity Securities Owned by Board Members” of the joint proxy statement is amended and supplemented as set forth in Annex C to reflect the correct ownership of certain of the Funds by certain Board Members.

The table beginning on page I-1 of Appendix I “5% Share Ownership” of the joint proxy statement is amended and supplemented as set forth in Annex D to reflect the correct ownership of BPP by persons who beneficially owned or owned of record 5% or more of the outstanding shares of the class of BPP indicated in the table.

If you already returned a validly executed proxy card, your votes will be recorded unless you submit a subsequent proxy or you otherwise revoke your prior proxy. If you have not voted, wish to change your vote or need assistance in voting, please contact The Altman Group, Inc., the firm assisting us in the solicitation of proxies, at 1-866-796-7185.

Annex A

Fund Information

The following table lists the name and ticker symbol of each Fund.

Ticker	Fund
APX	BlackRock Apex Municipal Fund, Inc.
BAF	BlackRock Insured Municipal Income Investment Trust
BBF	BlackRock Municipal Income Investment Trust
BBK	BlackRock Municipal Bond Trust
BCF	BlackRock Real Asset Equity Trust
BCK	BlackRock California Insured Municipal Income Trust
BCL	BlackRock California Municipal Income Trust II
BCT	BlackRock Broad Investment Grade 2009 Term Trust, Inc.
BDJ	BlackRock Enhanced Dividend Achievers™ Trust
BDT	BlackRock Strategic Dividend Achievers™ Trust
BDV	BlackRock Dividend Achievers™ Trust
BFK	BlackRock Municipal Income Trust
BFO	BlackRock Florida Municipal 2020 Term Trust
BFY	BlackRock New York Municipal Income Trust II
BFZ	BlackRock California Municipal Income Trust
BGR	BlackRock Energy and Resources Trust
BGT	BlackRock Floating Rate Income Trust
BGY	BlackRock International Growth and Income Trust
BHD	BlackRock Strategic Bond Trust
BHK	BlackRock Core Bond Trust
BHL	BlackRock Defined Opportunity Credit Trust
BHV	BlackRock Virginia Municipal Bond Trust
BHY	BlackRock High Yield Trust
BIE	BlackRock Municipal Bond Investment Trust
BJZ	BlackRock California Municipal 2018 Term Trust
BKK	BlackRock Municipal 2020 Term Trust
BKN	BlackRock Investment Quality Municipal Trust, Inc.
BKT	BlackRock Income Trust, Inc.
BLE	BlackRock Municipal Income Trust II
BLH	BlackRock New York Municipal 2018 Term Trust
BLJ	BlackRock New Jersey Municipal Bond Trust
BLW	BlackRock Limited Duration Income Trust
BME	BlackRock Health Sciences Trust
BMT	The BlackRock Insured Municipal Term Trust Inc.
BNA	BlackRock Income Opportunity Trust, Inc.
BNJ	BlackRock New Jersey Municipal Income Trust
BNY	BlackRock New York Municipal Income Trust
BOE	BlackRock Global Opportunities Equity Trust
BPK	BlackRock Municipal 2018 Term Trust
BPP	BlackRock Preferred Opportunity Trust
BPS	The BlackRock Pennsylvania Strategic Municipal Trust
BQH	BlackRock New York Municipal Bond Trust
BQR	BlackRock EcoSolutions Investment Trust
BQY	BlackRock S&P Quality Rankings Global Equity Managed Trust
BSD	The BlackRock Strategic Municipal Trust
BSE	BlackRock New York Insured Municipal Income Trust
BTA	BlackRock Long-Term Municipal Advantage Trust
BYM	BlackRock Insured Municipal Income Trust
BZA	BlackRock California Municipal Bond Trust
BZM	BlackRock Maryland Municipal Bond Trust
HIS	BlackRock High Income Shares
MUA	BlackRock MuniAssets Fund, Inc.
RAA	BlackRock California Investment Quality Municipal Trust, Inc.
RFA	BlackRock Investment Quality Municipal Income Trust
RNJ	BlackRock New Jersey Investment Quality Municipal Trust, Inc.
RNY	BlackRock New York Investment Quality Municipal Trust, Inc.

A-1

Annex B

Compensation of the Board Members

     The Board Members who are not “interested persons,” as defined in the 1940 Act, (the “Independent Board Members”) receive retainer fees which includes meeting fees (up to six meetings per year) for Board and Committee meetings and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Funds do not provide compensation to any Board Member who is an “interested person,” as defined in the 1940 Act; provided, however, that Mr. Gabbay, a former employee and consultant of BlackRock, and currently an interested person of the Funds, received compensation in the amount noted below for services rendered as an employee. Effective January 1, 2009, Mr. Gabbay receives as compensation for his services as a Board Member of the Funds in the Fund Complex and other BlackRock-advised funds, an annual retainer of $412,500 allocated to the Funds and other BlackRock-advised Funds, based on their net assets. In addition, Mr. Gabbay, receives meeting fees for attendance at board meetings held by the two open-end BlackRock fund complexes. Mr. Gabbay will also be reimbursed for out-of-pocket expenses in accordance with Board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay’s compensation for serving on the Board and the boards of two open-end fund complexes is equal to 75% of each retainer and, where applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Board Members serving on such boards. The Board or an open-end fund complex board may reduce its compensation from time to time depending on market conditions and Mr. Gabbay’s compensation would be impacted by those reductions. Information regarding compensation, including amounts deferred, paid to the Independent Board Members and Mr. Gabbay for each Fund’s most recent fiscal year is set forth below.

     Each Fund shall pay a pro rata portion quarterly (based on the relative net assets) of the following Board Member fees paid by the funds in the Fund Complex for which they serve: (i) $250,000 per annum for each Independent Board Member as a retainer and (ii) $10,000 per day for each Independent Board Member for each special meeting of each board in the Fund Complex for which they serve (i.e., any meeting, whether telephonic or in person, other than one of the six regularly scheduled meetings of each board per year) attended. Each Independent Board Member shall also be entitled to reimbursement for all of his or her out-of-pocket expenses in attending each meeting of each board and any committee thereof. Mr. Cavanagh will receive an additional $120,000 per annum from the funds in the Fund Complex for acting as the Chair for each board. Ms. Robards will receive an additional $40,000 per annum from the funds in the Fund Complex for acting as the Vice Chair for each board. Mr. Fabozzi will receive an additional $20,000 per annum from the funds in the Fund Complex for acting as Chair of each Performance Oversight Committee. Ms. Feldstein will receive an additional $20,000 per annum from the funds in the Fund Complex for acting as Chair of each Compliance Committee. Mr. Hubbard will receive an additional $10,000 per annum from the funds in the Fund Complex for acting as Chair of each Governance and Nominating Committee. Mr. Dixon, Mr. Fabozzi, Mr. Flynn, Mr. Kester and Ms. Robards will each receive an additional $25,000 per annum from the funds in the Fund Complex for their service on each Audit Committee. Ms. Robards will receive an additional $35,000 per annum from the funds in the Fund Complex for acting as the Chair of each Audit Committee. The additional compensation payable to Mr. Cavanagh, Mr. Dixon, Mr. Fabozzi, Ms. Feldstein, Mr. Flynn, Mr. Hubbard, Mr. Kester and Ms. Robards will be allocated among the funds in the Fund Complex for which they serve based on their relative net assets.

     The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the Fund Complex may be deferred pursuant to the Fund Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain funds in the Fund Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such other funds in the Fund Complex for which they serve. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund. A fund may, however, elect to invest in common shares of those funds in the Fund Complex selected by the Independent Board Members in order to match its deferred compensation obligation. For the year ended December 31, 2008, the Funds supervised by the Boards reimbursed Independent Board Member expenses in an aggregate amount of $72,531.

     The table below sets forth the aggregate compensation paid to each Independent Board Member and Mr. Gabbay by each Fund during its most recently completed fiscal year (based on each Fund’s post-amended fiscal year end).

Fund	Fund’s Fiscal Year End (1)	Richard E. Cavanagh (2)	Kent Dixon (3)(12)	Frank J. Fabozzi (4)	Kathleen F. Feldstein (5)	R. Glenn Hubbard (6)	G. Nicholas Beckwith III (7)	James T. Flynn (8)	Jerrold B. Harris (9)	W. Carl Kester (10)	Karen P. Robards (11)	Robert S. Salomon Jr. (12)(16)	Henry Gabbay (12)	Fund Total
APX	30-Apr	$2,223.08	$1,652.30	$1,772.46	$1,622.25	$1,562.18	$1,502.09	$1,652.30	$1,502.09	$1,652.30	$2,102.93	$1,061.32	$311.27	$18,616.57
BAF	31-Aug	$1,741.47	$1,319.15	$1,385.86	$1,266.97	$867.12	$833.76	$917.15	$833.76	$917.15	$1,167.29	$917.15	$—	$12,166.85
BBF	31-Jul	$1,401.85	$1,081.42	$1,123.15	$1,029.75	$542.38	$521.52	$573.67	$521.52	$573.67	$730.13	$573.67	$—	$8,672.72
BBK	31-Aug	$2,075.23	$1,565.33	$1,645.08	$1,501.88	$1,036.99	$997.12	$1,096.83	$997.12	$1,096.83	$1,395.95	$1,096.83	$—	$14,505.22
BCF	31-Oct	$11,486.57	$8,537.32	$9,158.21	$8,382.09	$8,071.64	$7,761.19	$8,537.32	$7,761.19	$8,537.32	$10,865.67	$8,537.32	$—	$97,635.86
BCK	31-Aug	$1,098.34	$844.01	$884.07	$812.48	$520.96	$500.91	$551.01	$500.91	$551.01	$701.27	$551.01	$—	$7,515.99
BCL	31-Aug	$1,608.40	$1,220.69	$1,281.58	$1,172.47	$791.53	$761.08	$837.19	$761.08	$837.19	$1,065.52	$837.19	$—	$11,173.93
BCT	31-Oct	$412.25	$306.40	$328.68	$300.83	$289.68	$278.54	$306.40	$278.54	$306.40	$389.97	$306.40	$—	$3,504.10
BDJ	31-Oct	$8,650.81	$6,429.65	$6,897.26	$6,312.75	$6,078.94	$5,845.13	$6,429.65	$5,845.13	$6,429.65	$8,183.20	$6,429.65	$—	$73,531.81
BDT	31-Oct	$3,716.33	$2,762.14	$2,963.02	$2,711.92	$2,611.48	$2,511.04	$2,762.14	$2,511.04	$2,762.14	$3,515.45	$2,762.14	$—	$31,588.84
BDV	31-Oct	$7,381.38	$5,486.16	$5,885.16	$5,386.41	$5,186.92	$4,987.42	$5,486.16	$4,987.42	$5,486.16	$6,982.38	$5,486.16	$—	$62,741.72
BFK	30-Apr	$6,774.81	$5,035.34	$5,401.54	$4,943.79	$4,760.69	$4,577.58	$5,035.34	$4,577.58	$5,035.34	$6,408.60	$3,282.66	$941.00	$56,774.26
BFO	31-Jul	$1,192.38	$927.28	$961.93	$885.61	$450.52	$433.20	$476.53	$433.20	$476.53	$606.47	$476.53	$—	$7,320.18
BFY	31-Aug	$1,044.84	$804.51	$842.48	$775.03	$493.55	$474.56	$522.01	$474.56	$522.01	$664.38	$522.01	$—	$7,139.95
BFZ	31-Jul	$2,922.51	$2,201.30	$2,295.51	$2,086.24	$1,224.65	$1,177.54	$1,295.30	$1,177.54	$1,295.30	$1,648.56	$1,295.30	$—	$18,619.74
BGR	31-Oct	$11,478.53	$8,531.38	$9,151.85	$8,376.27	$8,066.04	$7,755.80	$8,531.38	$7,755.80	$8,531.38	$10,858.13	$8,531.38	$—	$97,567.94
BGT	31-Oct	$4,094.04	$3,042.88	$3,264.17	$2,987.54	$2,876.89	$2,766.25	$3,042.88	$2,766.25	$3,042.88	$3,872.75	$3,042.88	$—	$34,799.40
BGY	31-Oct	$19,391.19	$14,412.43	$15,460.45	$14,150.37	$13,626.09	$13,102.16	$14,412.43	$13,102.16	$14,412.43	$18,343.01	$14,412.43	$—	$164,825.12
BHD	31-Aug	$1,242.29	$950.05	$995.17	$912.80	$586.22	$563.65	$620.05	$563.65	$620.05	$789.17	$620.05	$—	$8,463.16
BHK	31-Aug	$4,405.51	$3,285.80	$3,459.43	$3,143.89	$2,257.10	$2,170.28	$2,387.30	$2,170.28	$2,387.30	$3,038.39	$2,387.30	$—	$31,092.60
BHL (14)	31-Aug	$602.83	$448.05	$480.64	$439.91	$423.61	$407.32	$448.05	$407.32	$448.05	$570.25	$448.05	$—	$5,124.07
BHV	31-Aug	$507.53	$428.21	$440.69	$418.58	$162.35	$156.10	$171.71	$156.10	$171.71	$170.78	$171.71	$—	$2,955.46
BHY	31-Aug	$721.59	$573.49	$596.04	$554.37	$293.10	$281.82	$309.99	$281.82	$309.99	$394.54	$309.99	$—	$4,626.76
BIE	31-Aug	$798.08	$629.74	$656.32	$609.09	$345.79	$332.48	$365.74	$332.48	$365.74	$465.48	$365.74	$—	$5,266.69
BJZ	31-Dec	$1,068.41	$794.09	$851.84	$779.65	$750.77	$721.91	$794.09	$721.91	$794.09	1,010.65	$794.09	$—	$9,081.50
BKK	30-Apr	$3,412.92	$2,536.64	$2,721.12	$2,490.51	$2,398.26	$2,306.03	$2,536.64	$2,306.03	$2,536.64	$3,228.44	$1,631.92	$486.90	$28,592.04
BKN	30-Apr	$2,716.37	$2,018.93	$2,165.76	$1,982.23	$1,908.80	$1,835.39	$2,018.93	$1,835.39	$2,018.93	$2,569.54	$1,291.33	$391.81	$22,753.41
BKT	31-Aug	$5,070.02	$3,769.47	$3,971.80	$3,606.39	$2,630.23	$2,529.06	$2,781.97	$2,529.06	$2,781.97	$3,540.69	$2,781.97	$—	$35,992.64
BLE	31-Aug	$4,387.11	$3,272.63	$3,447.25	$3,133.98	$2,270.15	$2,182.85	$2,401.13	$2,182.85	$2,401.13	$3,055.98	$2,401.13	$—	$31,136.19
BLH	31-Dec	$653.41	$485.64	$520.97	$476.81	$459.15	$441.49	$485.64	$441.49	$485.64	$618.09	$485.64	$—	$5,553.97
BLJ	31-Aug	$618.64	$504.87	$522.72	$490.91	$231.98	$223.06	$245.37	$223.06	$245.37	$312.30	$245.37	$—	$3,863.68
BLW	31-Aug	$7,326.13	$5,308.33	$5,617.44	$5,048.04	$4,018.49	$3,863.92	$4,250.33	$3,863.92	$4,250.33	$5,409.50	$4,250.33	$—	$53,206.75
BME	31-Oct	$2,221.17	$1,650.87	$1,770.93	$1,620.84	$1,560.82	$1,500.79	$1,650.87	$1,500.79	$1,650.87	$2,101.11	$1,650.87	$—	$18,879.94
BMT	31-Dec	$3,136.42	$2,331.13	$2,500.67	$2,288.75	$2,203.97	$2,119.20	$2,331.13	$2,119.20	$2,331.13	$2,966.88	$2,331.13	$—	$26,659.61
BNA	31-Aug	$4,583.59	$3,431.75	$3,610.35	$3,286.09	$2,321.80	$2,232.50	$2,455.75	$2,232.50	$2,455.75	$3,125.49	$2,455.75	$—	$32,191.31
BNJ	31-Jul	$1,586.15	$1,217.18	$1,265.17	$1,157.94	$623.93	$599.93	$659.93	$599.93	$659.93	$839.90	$659.93	$—	$9,869.94
BNY	31-Jul	$2,492.19	$1,883.98	$1,963.25	$1,786.93	$1,030.31	$990.68	$1,089.73	$990.68	$1,089.73	$1,386.95	$1,089.73	$—	$15,794.18
BOE (15)	31-Oct	$20,156.13	$14,980.91	$16,070.43	$14,708.54	$14,163.79	$13,619.00	$14,980.91	$13,619.00	$12,330.60	$19,066.61	$14,980.91	$—	$168,676.83
BPK	31-Dec	$2,653.00	$1,971.82	$2,115.24	$1,935.97	$1,864.27	$1,792.57	$1,971.82	$1,792.57	$1,971.82	$2,509.60	$1,971.82	$—	$22,550.50
BPP	31-Oct	$3,416.64	$2,539.38	$2,724.07	$2,493.21	$2,400.87	$2,308.54	$2,539.38	$2,308.54	$2,539.38	$3,231.95	$2,539.38	$—	$29,041.34
BPS	30-Apr	$333.49	$247.87	$265.90	$243.35	$234.35	$225.33	$247.87	$225.33	$247.87	$315.47	$155.94	$48.79	$2,791.56
BQH	31-Aug	$698.92	$560.96	$582.75	$544.03	$283.13	$272.24	$299.46	$272.24	$299.46	$381.14	$299.46	$—	$4,493.77
BQR	31-Oct	$2,322.34	$1,726.06	$1,851.60	$1,694.68	$1,631.92	$1,569.15	$1,726.06	$1,569.15	$1,726.06	$2,196.82	$1,726.06	$—	$19,739.88
BQY	31-Oct	$1,130.27	$840.07	$901.17	$824.79	$794.26	$763.69	$840.07	$763.69	$840.07	$1,069.17	$840.07	$—	$9,607.33
BSD	30-Apr	$1,144.75	$850.83	$912.69	$835.36	$804.41	$773.48	$850.83	$773.48	$850.83	$1,082.86	$547.80	$158.70	$9,586.02
BSE	31-Aug	$1,311.23	$1,001.44	$1,050.35	$963.21	$635.77	$611.32	$672.44	$611.32	$672.44	$855.83	$672.44	$—	$9,057.79
BTA	30-Apr	$1,835.07	$1,363.91	$1,463.09	$1,339.11	$1,289.52	$1,239.92	$1,363.91	$1,239.92	$1,363.91	$1,735.89	$902.95	$251.99	$15,389.20
BYM	31-Aug	$4,987.02	$3,721.12	$3,920.36	$3,564.80	$2,590.19	$2,490.56	$2,739.62	$2,490.56	$2,739.62	$3,486.78	$2,739.62	$—	$35,470.22

Fund	Fund’s Fiscal Year End (1)	Richard E. Cavanagh (2)	Kent Dixon (3)(12)	Frank J. Fabozzi (4)	Kathleen F. Feldstein (5)	R. Glenn Hubbard (6)	G. Nicholas Beckwith III (7)	James T. Flynn (8)	Jerrold B. Harris (9)	W. Carl Kester (10)	Karen P. Robards (11)	Robert S. Salomon Jr. (12)(16)	Henry Gabbay (12)	Fund Total
BZA	31-Aug	$807.43	$635.93	$662.99	$615.18	$351.65	$338.12	$371.93	$338.12	$371.93	$473.37	$371.93	$—	$5,338.59
BZM	31-Aug	$576.35	$475.79	$491.60	$463.33	$205.42	$197.53	$217.29	$197.53	$217.29	$276.55	$217.29	$—	$3,535.96
HIS	31-Aug	$1,705.86	$1,291.77	$1,354.75	$1,238.03	$818.55	$787.06	$865.77	$787.06	$865.77	$1,101.90	$865.77	$—	$11,682.29
MUA	30-Apr	$3,219.03	$2,392.52	$2,566.52	$2,349.02	$2,262.02	$2,175.02	$2,392.52	$2,175.02	$2,392.52	$3,045.03	$1,536.66	$450.46	$26,956.34
RAA	31-Jul	$505.57	$460.77	$466.56	$453.31	$75.41	$72.52	$79.77	$72.52	$79.77	$101.52	$79.77	$—	$2,447.47
RFA	31-Jul	$513.84	$466.36	$472.56	$458.79	$80.70	$77.60	$85.36	$77.60	$85.36	$108.63	$85.36	$—	$2,512.16
RNJ	31-Jul	$501.67	$457.88	$463.46	$450.47	$72.69	$69.89	$76.88	$69.89	$76.88	$97.84	$76.88	$—	$2,414.42
RNY	31-Jul	$550.98	$490.62	$498.44	$480.42	$101.51	$97.62	$107.37	$97.62	$107.37	$136.66	$107.37	$—	$2,775.97
Total Compensation from Fund Complex (13)		$386,803	$287,730	$304,055	$273,299	$280,349	$250,000	$275,000	$250,000	$275,000	$350,000	$275,000
Number of Funds in Fund Complex Overseen by Board Member		106	106	106	106	106	106	106	106	106	106	Retired	106

(1)	Information is for the Fund’s most recent fiscal year. The fiscal year end (FYE) for certain Funds was amended at a meeting of the Boards in May 2008. Information reflected in this chart is for the post-amended FYE.
(2)	Total amount of deferred compensation, including interest, payable to Board Member is $206,186.54 as of 12/31/08.
(3)	Total amount of deferred compensation, including interest, payable to Board Member is $132,379.75 as of 12/31/08.
(4)	Total amount of deferred compensation, including interest, payable to Board Member is $186,033.24 as of 12/31/08.
(5)	Total amount of deferred compensation, including interest, payable to Board Member is $108,573.76 as of 12/31/08.
(6)	Total amount of deferred compensation, including interest, payable to Board Member is $395,383.02 as of 12/31/08.
(7)	Total amount of deferred compensation, including interest, payable to Board Member is $91,311.50 as of 12/31/08.
(8)	Total amount of deferred compensation, including interest, payable to Board Member is $100,442.64 as of 12/31/08.
(9)	Total amount of deferred compensation, including interest, payable to Board Member is $91,311.50 as of 12/31/08.
(10)	Total amount of deferred compensation, including interest, payable to Board Member is $54,786.90 as of 12/31/08.
(11)	Total amount of deferred compensation, including interest, payable to Board Member is $84,371.82 as of 12/31/08.
(12)	As of December 31, 2008 the Board Member did not participate in the deferred compensation plan.
(13)	Represents the aggregate compensation earned by such persons during the calendar year ended December 31, 2008. Of this amount, Mr. Cavanagh, Mr. Fabozzi, Ms. Feldstein, Mr. Hubbard, Mr. Beckwith III, Mr. Flynn, Mr. Harris, Mr. Kester, and Ms. Robards deferred $51,800, $88,500, $81,000, $130,000, $125,000, $137,500, $125,000, $75,000 and $115,500, respectively, pursuant to the Fund Complex’s deferred compensation plan.
(14)	BlackRock Defined Opportunity Credit Trust (BHL) commenced operations on January 31, 2008 and has not completed a full fiscal year.
(15)	Includes the aggregate compensation earned by such persons from BlackRock Global Equity Income Trust and BlackRock World Investment Trust which merged into BOE on July 27, 2009.
(16)	On December 31, 2008, Robert S. Salomon Jr. retired from the Board pursuant to the Funds’ retirement policy which requires Board Members to resign on December 31 in the year in which they turn 72.

Annex C

Equity Securities Owned by Board Members

     The information set forth below supplements the information set forth in Appendix C “Equity Securities Owned by Board Members” to the joint proxy statement dated July 17, 2009, and should be read in conjunction with Appendix C.

     The following information is added with respect to Mr. Henry Gabbay, Mr. G. Nicholas Beckwith, III, Mr. Kent Dixon, Mr. Frank J. Fabozzi, Ms. Kathleen F. Feldstein, Mr. Jerrold B. Harris, Mr. R. Glenn Hubbard and Mr. W. Carl Kester.†

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund
Interested Board Member:
Henry Gabbay	BlackRock Dividend	1,000	None	$1-$10,000	—	—
	Achievers™ Trust

	BlackRock New York	750	None	$10,001–	—	—
	Municipal Income Trust			$50,000

Independent Board Members:
G. Nicholas Beckwith, III	BlackRock Dividend	111	None	$1-$10,000	—	—
	Achievers™ Trust

Kent Dixon	BlackRock Dividend	3,000	None	$10,001-	—	—
	Achievers™ Trust			$50,000

Frank J. Fabozzi	BlackRock Dividend	300	None	$1-$10,000	—	—
	Achievers™ Trust

Kathleen F. Feldstein	BlackRock Dividend	67	None	$1-$10,000	—	—
	Achievers™ Trust

Jerrold B. Harris	BlackRock Dividend	111	None	$1-$10,000	—	—
	Achievers™ Trust

R. Glenn Hubbard	BlackRock Dividend	135	None	$1-$10,000	—	—
	Achievers™ Trust

	BlackRock New York	124	None	$1-$10,000	—	—
	Municipal 2018 Term Trust

W. Carl Kester	BlackRock Core Bond Trust	1,000	None	$10,001-	—	—
				$50,000

	BlackRock Dividend	100	None	$1-$10,000	—	—
	Achievers™ Trust

(1)	Represents, as of May 31, 2009, the approximate number of share equivalents owned under the deferred compensation plan in each Fund by certain Independent Board Members who have participated in the deferred compensation plan. Under the deferred compensation plan BlackRock International Growth and Income Trust, BlackRock Enhanced Dividend Achievers™ Trust, BlackRock Energy and Resources Trust, BlackRock Floating Rate Income Trust, BlackRock Limited Duration Income Trust, BlackRock Preferred and Equity Advantage Trust, BlackRock Corporate High Yield Fund VI, Inc. and BlackRock Preferred Income Strategies Fund, Inc. are eligible investments.

†	The table set forth below does not include certain columns included in Appendix C to the joint proxy statement which have not been updated.

     The following information replaces in its entirety the disclosure with respect to Mr. Richard E. Cavanagh set forth in Appendix C “Equity Securities Owned by Board Members” to the joint proxy statement dated July 17, 2009.

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds
Independent Board Member:
Richard E. Cavanagh	BlackRock Apex	100	None	$1-$10,000	Over	—	—	Over
	Municipal Fund, Inc.				$100,000			$100,000

	BlackRock Broad	100	None	$1-$10,000		—	—
	Investment Grade
	2009 Term Trust, Inc.

	BlackRock Core	500	None	$1-$10,000		—	—
	Bond Trust

	BlackRock Dividend	100	None	$1-$10,000		—	—
	Achievers™ Trust

	BlackRock	100	None	$1-$10,000		—	—
	EcoSolutions
	Investment Trust

	BlackRock Energy	100	None	$1-$10,000		1,597	$10,001-
	and Resources Trust						$50,000

	BlackRock Enhanced	100	None	$1-$10,000		4,442	$10,001-
	Dividend Achievers™						$50,000
	Trust

	BlackRock Floating	200	None	$1-$10,000		3,644	$10,001-
	Rate Income Trust						$50,000

	BlackRock Global	100	None	$1-$10,000		—	—
	Opportunities Equity
	Trust, Inc.

	BlackRock Health	100	None	$1-$10,000		—	—
	Sciences Trust

	BlackRock High	100	None	$1-$10,000		—	—
	Income Shares

	BlackRock High	200	None	$1-$10,000		—	—
	Yield Trust

	BlackRock Income	100	None	$1-$10,000		—	—
	Opportunity Trust, Inc.

	BlackRock Income	500	None	$1-$10,000		—	—
	Trust, Inc.

	BlackRock Insured	200	None	$1-$10,000		—	—
	Municipal Income
	Trust

	BlackRock	100	None	$1-$10,000		3,223	$10,001-
	International Growth						$50,000
	and Income Trust

	BlackRock Investment	500	None	$1-$10,000		—	—
	Quality Municipal
	Trust, Inc.

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds
Independent Board Member:
Richard E. Cavanagh	BlackRock Limited	100	None	$1-$10,000		3,167	$10,001-
(continued)	Duration Income						$50,000
	Trust

	BlackRock Long-Term	200	None	$1-$10,000		—	—
	Municipal Advantage
	Trust

	BlackRock MuniAssets	100	None	$1-$10,000		—	—
	Fund, Inc.

	BlackRock Municipal	300	None	$1-$10,000		—	—
	2018 Term Trust

	BlackRock Municipal	100	None	$1-$10,000		—	—
	2020 Term Trust

	BlackRock Municipal	100	None	$1-$10,000		—	—
	Bond Trust

	BlackRock Municipal	300	None	$1-$10,000		—	—
	Income Trust

	BlackRock Municipal	100	None	$1-$10,000		—	—
	Income Trust II

	BlackRock New York	200	None	$1-$10,000		—	—
	Insured Municipal
	Income Trust

	BlackRock New York	100	None	$1-$10,000		—	—
	Investment Quality
	Municipal Trust, Inc.

	BlackRock New York	100	None	$1-$10,000		—	—
	Municipal 2018
	Term Trust

	BlackRock New York	100	None	$1-$10,000		—	—
	Municipal Bond Trust

	BlackRock New York	300	None	$1-$10,000		—	—
	Municipal Income
	Trust

	BlackRock New York	100	None	$1-$10,000		—	—
	Municipal Income
	Trust II

	BlackRock Preferred	100	None	$1-$10,000		—	—
	Opportunity Trust

	BlackRock Real	200	None	$1-$10,000		—	—
	Asset Equity Trust

	BlackRock S&P	100	None	$1-$10,000		—	—
	Quality Rankings
	Global Equity
	Managed Trust

	BlackRock Strategic	300	None	$1-$10,000		—	—
	Bond Trust

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds
Independent Board Member:
Richard E. Cavanagh	BlackRock Strategic	100	None	$1-$10,000		—	—
(continued)	Dividend Achievers™
	Trust

	The BlackRock	100	None	$1-$10,000		—	—
	Insured Municipal
	Term Trust, Inc.

	The BlackRock	500	None	$1-$10,000		—	—
	Strategic Municipal
	Trust

(1)	Represents, as of May 31, 2009, the approximate number of share equivalents owned under the deferred compensation plan in each Fund by certain Independent Board Members who have participated in the deferred compensation plan. Under the deferred compensation plan BlackRock International Growth and Income Trust, BlackRock Enhanced Dividend Achievers™ Trust, BlackRock Energy and Resources Trust, BlackRock Floating Rate Income Trust, BlackRock Limited Duration Income Trust, BlackRock Preferred and Equity Advantage Trust, BlackRock Corporate High Yield Fund VI, Inc. and BlackRock Preferred Income Strategies Fund, Inc. are eligible investments.

Annex D

5% Share Ownership

     The following information replaces in its entirety the disclosure with respect to BPP set forth in Appendix I to the joint proxy statement dated July 17, 2009. The information set forth below reflects holdings as reported in each shareholder’s section 13D or 13G filings as filed with the Securities and Exchange Commission as of June 29, 2009, as updated to the best of the Fund’s knowledge.

Fund	Investor	Address	Common Stock Held	% Held	AMPS Held	AMPS % Held
BPP	Bank of America	100 North Tryon Street	––	––	1,041	36.95%
	Corporation*	Charlotte, North Carolina
		28255

BPP	UBS AG*	Bahnhofstrasse 45	––	––	308	10.93%
		PO Box CH-8021
		Zurich, Switzerland

*	Indicates record holders that do not beneficially hold the shares.

D-1

CECL-0709-SUP-3